Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Synthesis Energy Systems, Inc. (the “Company”) on Form 10-K for the period ended June 30, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, David Eichinger, Chief Financial Officer and Senior Vice President of Corporate Development of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ David Eichinger

David Eichinger
Chief Financial Officer and Senior Vice President of Corporate Development
September 15, 2008